UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 8, 2015

Mercury Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Riverneck Road, Chelmsford, Massachusetts	1824
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 256-1300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Class III Directors

At the Annual Meeting of Shareholders held on December 8, 2015 (the “Annual Meeting”), Messrs. Vincent Vitto, George K. Muellner, and Mark S. Newman were elected as Class III Directors for a three-year term ending in 2018.

2005 Stock Incentive Plan

At the Annual Meeting, shareholders approved an amendment to the Company’s 2005 Stock Incentive Plan (the “2005 Plan”) to allow holders of stock options to exercise their options by net exercise. A summary of the material terms and conditions of the amended 2005 Plan is set forth in the Company’s proxy statement, filed with the Securities and Exchange Commission on October 29, 2015 (the “Proxy Statement”), under the caption “Proposal 2: Approval of Amendment to 2005 Stock Incentive Plan – Summary of the Amended 2005 Plan.” Such description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the amended 2005 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

1997 Employee Stock Purchase Plan

At the Annual Meeting, shareholders approved an amendment to the Company’s 1997 Employee Stock Purchase Plan (the “ESPP”) that increases the aggregate number of shares issuable under the plan by 400,000 shares and extends the end date of the ESPP to June 30, 2025. A summary of the material terms and conditions of the amended ESPP is set forth in the Company’s Proxy Statement under the caption “Proposal 3: Approval of Amendment to 1997 Employee Stock Purchase Plan – Summary of the ESPP.” Such description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the amended ESPP, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 5.07     Submission of Matters to a Vote of Security Holders.

On December 8, 2015, the Company held its Annual Meeting. The final voting results for the Annual Meeting are as follows:

1.	Election of Class III Directors:
Mr. Vincent Vitto

For:	28,548,229
Withheld:	415,660
Broker Non-Votes:	2,714,011
Mr. George K. Muellner

For:	28,109,245
Withheld:	854,644
Broker Non-Votes:	2,714,011
Mr. Mark S. Newman

For:	28,636,910
Withheld:	326,979
Broker Non-Votes:	2,714,011

2.	Amendment to the 2005 Stock Incentive Plan:

For:	27,227,588
Against:	1,684,931
Abstain:	51,370
Broker Non-Votes:	2,714,011

3.	Amendment to the ESPP:

For:	28,279,359
Against:	533,769
Abstain:	150,761
Broker Non-Votes:	2,714,011

4.	Advisory vote to approve the compensation of the Company’s named executive officers for fiscal year 2015:

For:	28,251,901
Against:	661,183
Abstain:	50,805
Broker Non-Votes:	2,714,011

5.	Ratification of KPMG LLP as independent registered public accounting firm for the fiscal year ending June 30, 2016:

For:	31,191,596
Against:	422,088
Abstain:	64,216
Broker Non-Votes:	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.    Description

10.1
Mercury Systems, Inc. Amended and Restated 2005 Stock Incentive Plan (incorporated herein by reference to Appendix A to Mercury Systems, Inc.’s Proxy Statement filed with the Securities and Exchange Commission on October 29, 2015)

10.2
Mercury Systems, Inc. Amended and Restated 1997 Employee Stock Purchase Plan (incorporated herein by reference to Appendix B to Mercury Systems, Inc.’s Proxy Statement filed with the Securities and Exchange Commission on October 29, 2015)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 11, 2015                MERCURY SYSTEMS, INC.

By: __/s/ Gerald M. Haines II_____________________
Gerald M. Haines II
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit No.    Description

10.1
Mercury Systems, Inc. Amended and Restated 2005 Stock Incentive Plan (incorporated herein by reference to Appendix A to Mercury Systems, Inc.’s Proxy Statement filed with the Securities and Exchange Commission on October 29, 2015)

10.2
Mercury Systems, Inc. Amended and Restated 1997 Employee Stock Purchase Plan (incorporated herein by reference to Appendix B to Mercury Systems, Inc.’s Proxy Statement filed with the Securities and Exchange Commission on October 29, 2015)